                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549



                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)   March 22, 2000
                                                      ------------------


                       Mellon Auto Receivables Corporation
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           Delaware                      333-65271               25-1831621
----------------------------            ------------        -------------------
(STATE OR OTHER JURISDICTION            (COMMISSION          (I.R.S. EMPLOYER
      OF INCORPORATION)                 FILE NUMBER)        IDENTIFICATION NO.)

              One Mellon Center, Fourth Floor, Pittsburgh, PA 15258
              ------------------------------------------------------
                (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)  (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (412) 234-7142
                                                          ----------------


          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

          5.1 Opinion of Stroock & Stroock & Lavan LLP as to legality of the securities registered.

          8.1 Opinion of Stroock & Stroock & Lavan LLP regarding certain tax matters (included in Exhibit 5.1).

         23.1     Consent of Stroock & Stroock & Lavan  LLP
                  (included in Exhibit 5.1).



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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            MELLON AUTO RECEIVABLES CORPORATION

                                            By:   /s/ Kelly A. Provenzano
                                               --------------------------------
                                            Name:  Kelly A. Provenzano
                                            Title: Vice President and Secretary



Dated:  March 22, 2000



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                                  EXHIBIT INDEX

Exhibit                                                                          Page
-------                                                                          ----
 5.1      Opinion of Stroock & Stroock & Lavan LLP as to legality
          of the securities registered.

 8.1 Opinion of Stroock & Stroock & Lavan LLP regarding certain tax matters (included in Exhibit 5.1).

23.1      Consent of Stroock & Stroock & Lavan LLP (included in Exhibit 5.1).